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                                                                    EXHIBIT 99.1


     STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Eugene M. Isenberg, Chairman and Chief Executive Officer of Nabors Industries Ltd., state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Nabors Industries Ltd. (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o the Annual Report on Form 10-K of Nabors Industries, Inc. for the year ended December 31, 2001, as amended by the Form 10-K/A of Nabors Industries Ltd. filed June 27, 2002;

          o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Nabors Industries, Inc. and Nabors Industries Ltd. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    any amendments to any of the foregoing.

/s/ Eugene M. Isenberg                               Subscribed and sworn to
----------------------                               before me this 13 day of
Eugene M. Isenberg, Chairman and Chief               August 2002.
Executive Officer


                                                     /s/ Brenda Pattillo
                                                     -------------------
                                                     Notary Public
                                                     My Commission Expires:

                                                     [Seal] BRENDA L PATTILLO
                                                     NOTARY PUBLIC
                                                     STATE OF TEXAS
                                                     COMM. EXPIRES 01-10-2005